Exhibit 99.1

NEWS RELEASE
Investor Contact:
Jessica Vanden Heuvel, Vice President, Director of Investor Relations
920-491-7059
Media Contact:
Jennifer Kaminski, Vice President, Public Relations Senior Manager
920-491-7576

Associated Banc-Corp Reports Third Quarter Earnings of $0.41 per share
Earnings per share up 21% from the prior year

GREEN BAY, Wis. -- October 19, 2017 -- Associated Banc-Corp (NYSE: ASB) today reported net income available to common equity of $63 million, or $0.41 per common share for the quarter ended September 30, 2017. This compares to net income available to common equity of $52 million, or $0.34 per common share for the quarter ended September 30, 2016.
“Associated continues to benefit from its strong customer deposit franchise. According to recently released FDIC 2017 Summary of Deposit data, Associated increased its deposit market share across its footprint and grew deposits by 10% in our Wisconsin market. Customer deposits and funding, excluding network deposits, increased by a net 8% from the prior year and funded all of our year-over-year growth,” said President and CEO Philip B. Flynn. “The quarter further benefited from strong credit quality dynamics, lower provision, and improving efficiency. We remain committed to delivering year-over-year mid-single digit annual average loan growth, an improving net interest margin, and expense growth of less than 1%.”

THIRD QUARTER SUMMARY (all comparisons to the year ago quarter)

•	Average loans of $20.9 billion grew $846 million, or 4%

•	Average deposits of $22.4 billion grew $1.0 billion, or 5%

•	Net interest income of $190 million increased $12 million, or 6%

•	Net interest margin of 2.84% improved 7 basis points from 2.77%

•	Provision for credit losses of $5 million was down from $21 million

•	Noninterest income of $86 million was down $9 million, reflecting lower mortgage banking income

•	Noninterest expense of $177 million increased $2 million, or 1%

•	During the quarter, the Company repurchased approximately 1.6 million shares, or $37 million, of common stock

•	Return on average common equity Tier 1 (CET1) improved to 11.7% from 10.5%

•	Total dividends per common share of $0.12 were up 9%

THIRD QUARTER FINANCIAL RESULTS

Loans
Year-to-date average loans were up 5% from the comparable period last year. Third quarter average loans of $20.9 billion were up $846 million, or 4% from the year ago quarter and were up $377 million, or 2% from the second quarter.
With respect to third quarter average balances by loan category:

•	Consumer lending increased $988 million from the year ago quarter driven by the Company's on balance sheet mortgage retention strategy and grew $371 million from the second quarter to $8.6 billion.

•	Commercial real estate lending increased $118 million from the year ago quarter driven by growth in construction lending and grew $9 million from the second quarter to $5.0 billion.

•
Commercial and business lending decreased $259 million from the year ago quarter to $7.3 billion, primarily due to lower mortgage warehouse line utilization and reduced oil and gas outstandings. This portfolio decreased $3 million from the prior quarter.

Deposits
Year-to-date average deposits were up 5% from the comparable period last year. Third quarter average deposits of $22.4 billion were up $1.0 billion, or 5% from the year ago quarter and were up $918 million, or 4% from the second quarter, reflecting seasonal patterns. The loan to deposit ratio was 94% at quarter-end. Network transaction deposits were down $1.1 billion, or 30% from the year ago quarter.
With respect to third quarter average balances by deposit category:

•	Savings and time deposits increased $732 million from the year ago quarter and increased $440 million from the second quarter to $3.7 billion, driven by seasonal inflows of public funds.

•	Money market deposits increased $279 million from the year ago quarter and increased $303 million from the second quarter to $9.4 billion.

•	Interest-bearing demand deposits increased $196 million from the year ago quarter and increased $75 million from the second quarter to $4.3 billion.

•	Noninterest-bearing demand deposits decreased $170 million from the year ago quarter, but increased $100 million from the second quarter to $5.0 billion.

Net Interest Income and Net Interest Margin
Net interest income of $190 million was up $12 million, or 6% from the year ago quarter, with net interest margin increasing 7 basis points, from 2.77% to 2.84% year-over-year. Third quarter net interest income increased $6 million, or 3% from the second quarter, with net interest margin modestly expanding.

•	The average yield on total loans increased 42 basis points to 3.77% from the year ago quarter and increased 15 basis points from the prior quarter.

•	The average cost of interest-bearing deposits increased 31 basis points to 0.63% from the year ago quarter and increased 12 basis points from the prior quarter.

•
The net free funds benefit, the benefit of holding noninterest-bearing demand deposits, increased to 17 basis points from 9 basis points in the year ago quarter and increased 3 basis points from the prior quarter.

Noninterest Income
Third quarter total noninterest income of $86 million decreased $9 million from the year ago quarter, reflecting lower mortgage banking activity. Noninterest income increased $3 million from the prior quarter.
With respect to third quarter noninterest income line items:

•
Mortgage banking decreased $12 million from the year ago quarter primarily due to lower portfolio loan sales that generated $9 million during the year ago quarter. Mortgage banking increased $2 million from the second quarter as we resumed our historical practice of originating loans for sale in the secondary market.

•	Bank owned life insurance income ("BOLI") was up $3 million from the year ago and prior quarters driven by increased policy payouts.

Noninterest Expense
Third quarter total noninterest expense of $177 million was up $2 million, or 1% from the year ago quarter and up $1 million from the second quarter. The efficiency ratio continued to improve year-over-year and quarter-over-quarter.
With respect to third quarter noninterest expense line items:

•	Occupancy expense was down $3 million from the year ago quarter and down $1 million from the prior quarter, primarily driven by the benefits from ongoing internal consolidation efforts.

•	Business development and advertising increased $3 million from the year ago quarter and was up $1 million from the prior quarter driven by the Company's expanded fall advertising campaigns.

Taxes
The 2017 year-to-date effective tax rate was 28% compared to 30% in the comparable period last year, reflecting a change in accounting standards related to stock compensation and a recent favorable tax court ruling.

Credit
The third quarter provision for credit losses of $5 million was down $16 million from the year ago quarter and down $7 million from the prior quarter.

•	Potential problem loans of $259 million were down $182 million from the year ago quarter and down $4 million from the prior quarter.

•
Nonaccrual loans of $211 million were down $79 million from the year ago quarter and down $21 million from the prior quarter. The nonaccrual loans to total loans ratio improved to 1.01% in the third quarter, compared to 1.46% in the year ago quarter, and 1.12% in the prior quarter.

•	Third quarter net charge offs of $11 million were down $8 million from the year ago quarter and down $2 million from the prior quarter.

•
The allowance for loan losses of $277 million was up $7 million from the year ago quarter and was down $5 million from the prior quarter. The allowance for loan losses to total loans ratio was 1.32% in the third quarter, compared to 1.36% in the year ago quarter, and 1.35% in the prior quarter.

•	The allowance related to the oil and gas portfolio was $30 million at September 30, 2017 and represented 5.2% of total oil and gas loans.

Capital
The Company’s capital position remains strong, with a CET1 ratio of 9.9% at September 30, 2017. The Company’s capital ratios continue to be in excess of the Basel III “well-capitalized” regulatory benchmarks on a fully phased in basis.

THIRD QUARTER 2017 EARNINGS RELEASE CONFERENCE CALL
The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, October 19, 2017. Interested parties can access the live webcast of the call through the Investor Relations section of the Company's website, http://investor.associatedbank.com. Parties may also dial into the call at 877-407-8037 (domestic) or 201-689-8037 (international) and request the Associated Banc-Corp third quarter 2017 earnings call. The third quarter 2017 financial tables with an accompanying slide presentation will be available on the Company's website just prior to the call. An audio archive of the webcast will be available on the Company's website approximately fifteen minutes after the call is over.

ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp (NYSE: ASB) has total assets of $30 billion and is one of the top 50 publicly traded U.S. bank holding companies. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from over 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio, and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD-LOOKING STATEMENTS
Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook,” or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

NON-GAAP FINANCIAL MEASURES
This press release and related materials may contain references to measures which are not defined in generally accepted accounting principles (“GAAP”). Information concerning these non-GAAP financial measures can be found in the financial tables.

# # #

Associated Banc-Corp Consolidated Balance Sheets (Unaudited)
(In thousands)	Sep 30, 2017	Jun 30, 2017	Seql Qtr $ Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr $ Change
Assets
Cash and due from banks	$354,331	$396,677	$(42,346)	$332,601	$446,558	$356,047	$(1,716)
Interest-bearing deposits in other financial institutions	109,596	126,232	(16,636)	337,167	149,175	240,010	(130,414)
Federal funds sold and securities purchased under agreements to resell	27,700	43,000	(15,300)	19,700	46,500	14,250	13,450
Investment securities held to maturity, at amortized cost	2,233,579	2,255,395	(21,816)	1,554,843	1,273,536	1,253,494	980,085
Investment securities available for sale, at fair value	3,801,699	3,687,470	114,229	4,300,490	4,680,226	4,846,088	(1,044,389)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	172,446	181,180	(8,734)	139,273	140,001	140,215	32,231
Residential loans held for sale (1)	113,064	41,620	71,444	34,051	108,010	213,883	(100,819)
Commercial loans held for sale	9,718	4,772	4,946	2,901	12,474	16,912	(7,194)
Loans	20,931,460	20,783,069	148,391	20,147,683	20,054,716	19,844,005	1,087,455
Allowance for loan losses	(276,551)	(281,101)	4,550	(282,672)	(278,335)	(269,540)	(7,011)
Loans, net	20,654,909	20,501,968	152,941	19,865,011	19,776,381	19,574,465	1,080,444
Premises and equipment, net	330,065	328,404	1,661	332,884	330,315	329,726	339
Bank and corporate owned life insurance	589,093	588,440	653	587,600	585,290	584,088	5,005
Goodwill	972,006	972,006	—	972,006	971,951	971,951	55
Mortgage servicing rights, net	58,377	59,395	(1,018)	60,702	61,476	58,414	(37)
Other intangible assets, net	14,080	14,530	(450)	15,026	15,377	15,902	(1,822)
Trading assets	48,429	48,576	(147)	49,306	52,398	60,780	(12,351)
Other assets	575,455	519,360	56,095	506,296	489,647	476,539	98,916
Total assets	$30,064,547	$29,769,025	$295,522	$29,109,857	$29,139,315	$29,152,764	$911,783
Liabilities and stockholders’ equity
Noninterest-bearing demand deposits	$5,177,734	$5,038,162	$139,572	$5,338,212	$5,392,208	$5,337,677	$(159,943)
Interest-bearing deposits	17,155,717	16,580,018	575,699	16,489,823	16,496,240	16,410,035	745,682
Total deposits	22,333,451	21,618,180	715,271	21,828,035	21,888,448	21,747,712	585,739
Federal funds purchased and securities sold under agreements to repurchase	476,550	607,669	(131,119)	650,188	508,347	698,772	(222,222)
Other short-term funding	588,067	794,813	(206,746)	430,679	583,688	541,321	46,746
Long-term funding	3,147,285	3,262,120	(114,835)	2,761,955	2,761,795	2,761,635	385,650
Trading liabilities	46,812	47,143	(331)	47,561	51,103	62,301	(15,489)
Accrued expenses and other liabilities	268,781	247,598	21,183	246,645	254,622	243,908	24,873
Total liabilities	26,860,946	26,577,523	283,423	25,965,063	26,048,003	26,055,649	805,297
Stockholders’ equity
Preferred equity	159,929	159,929	—	159,929	159,929	159,929	—
Common equity
Common stock	1,615	1,630	(15)	1,630	1,630	1,630	(15)
Surplus	1,442,328	1,474,301	(31,973)	1,469,744	1,459,498	1,459,161	(16,833)
Retained earnings	1,792,184	1,747,632	44,552	1,709,514	1,695,764	1,662,778	129,406
Accumulated other comprehensive income (loss)	(54,288)	(53,470)	(818)	(56,344)	(54,679)	(1,254)	(53,034)
Treasury stock, at cost	(138,167)	(138,520)	353	(139,679)	(170,830)	(185,129)	46,962
Total common equity	3,043,672	3,031,573	12,099	2,984,865	2,931,383	2,937,186	106,486
Total stockholders’ equity	3,203,601	3,191,502	12,099	3,144,794	3,091,312	3,097,115	106,486
Total liabilities and stockholders’ equity	$30,064,547	$29,769,025	$295,522	$29,109,857	$29,139,315	$29,152,764	$911,783

(1)	Effective January 1, 2017, residential loans originated for sale are accounted for under the fair value option. Prior periods have not been restated.

Associated Banc-Corp Consolidated Statements of Income (Unaudited)
(In thousands, except per share data)			Comp Qtr		YTD	YTD	Comp YTD
	3Q17	3Q16	$ Change	% Change	Sep 2017	Sep 2016	$ Change	% Change
Interest income
Interest and fees on loans	$196,972	$167,350	$29,622	18%	$554,867	$490,065	$64,802	13%
Interest and dividends on investment securities
Taxable	24,162	22,948	1,214	5%	71,295	72,734	(1,439)	(2)%
Tax-exempt	8,268	8,141	127	2%	24,540	23,865	675	3%
Other interest	2,492	1,064	1,428	134%	5,581	3,449	2,132	62%
Total interest income	231,894	199,503	32,391	16%	656,283	590,113	66,170	11%
Interest expense
Interest on deposits	27,778	13,118	14,660	112%	65,882	36,562	29,320	80%
Interest on Federal funds purchased and securities sold under agreements to repurchase	768	326	442	136%	2,107	1,000	1,107	111%
Interest on other short-term funding	1,039	296	743	N/M	3,946	1,656	2,290	138%
Interest on long-term funding	12,187	7,229	4,958	69%	30,133	23,657	6,476	27%
Total interest expense	41,772	20,969	20,803	99%	102,068	62,875	39,193	62%
Net interest income	190,122	178,534	11,588	6%	554,215	527,238	26,977	5%
Provision for credit losses	5,000	21,000	(16,000)	(76)%	26,000	55,000	(29,000)	(53)%
Net interest income after provision for credit losses	185,122	157,534	27,588	18%	528,215	472,238	55,977	12%
Noninterest income
Trust service fees	12,785	11,700	1,085	9%	37,066	34,656	2,410	7%
Service charges on deposit accounts	16,268	17,445	(1,177)	(7)%	48,654	50,162	(1,508)	(3)%
Card-based and other nondeposit fees	12,619	12,777	(158)	(1)%	38,848	37,485	1,363	4%
Insurance commissions	19,815	19,431	384	2%	62,288	62,818	(530)	(1)%
Brokerage and annuity commissions	4,392	4,155	237	6%	13,071	12,047	1,024	9%
Mortgage banking, net	6,585	18,291	(11,706)	(64)%	16,191	26,562	(10,371)	(39)%
Capital market fees, net	4,610	7,012	(2,402)	(34)%	12,535	14,343	(1,808)	(13)%
Bank and corporate owned life insurance income	6,580	3,290	3,290	100%	13,094	11,033	2,061	19%
Asset gains (losses), net	(16)	(1,034)	1,018	(98)%	(716)	(853)	137	(16)%
Investment securities gains (losses), net	3	(13)	16	(123)%	359	6,201	(5,842)	(94)%
Other	2,254	2,180	74	3%	6,746	6,140	606	10%
Total noninterest income	85,895	95,234	(9,339)	(10)%	248,136	260,594	(12,458)	(5)%
Noninterest expense
Personnel expense	105,852	103,819	2,033	2%	314,954	307,346	7,608	2%
Occupancy	12,294	15,362	(3,068)	(20)%	40,345	42,379	(2,034)	(5)%
Equipment	5,232	5,319	(87)	(2)%	15,951	16,161	(210)	(1)%
Technology	15,233	14,173	1,060	7%	45,126	42,887	2,239	5%
Business development and advertising	7,764	5,251	2,513	48%	20,751	20,053	698	3%
Other intangible amortization	450	525	(75)	(14)%	1,459	1,568	(109)	(7)%
Loan expense	3,330	3,535	(205)	(6)%	8,924	10,198	(1,274)	(12)%
Legal and professional fees	6,248	4,804	1,444	30%	16,125	14,685	1,440	10%
Foreclosure / OREO expense, net	906	960	(54)	(6)%	3,593	4,167	(574)	(14)%
FDIC expense	7,800	9,000	(1,200)	(13)%	23,800	25,500	(1,700)	(7)%
Other	12,318	12,566	(248)	(2)%	36,406	38,701	(2,295)	(6)%
Total noninterest expense	177,427	175,314	2,113	1%	527,434	523,645	3,789	1%
Income before income taxes	93,590	77,454	16,136	21%	248,917	209,187	39,730	19%
Income tax expense	28,589	23,638	4,951	21%	69,663	63,746	5,917	9%
Net income	65,001	53,816	11,185	21%	179,254	145,441	33,813	23%
Preferred stock dividends	2,339	2,188	151	7%	7,008	6,555	453	7%
Net income available to common equity	$62,662	$51,628	$11,034	21%	$172,246	$138,886	$33,360	24%
Earnings per common share
Basic	$0.41	$0.34	$0.07	21%	$1.13	$0.92	$0.21	23%
Diluted	$0.41	$0.34	$0.07	21%	$1.11	$0.92	$0.19	21%
Average common shares outstanding
Basic	150,565	148,708	1,857	1%	150,983	148,607	2,376	2%
Diluted	152,968	149,973	2,995	2%	153,782	149,645	4,137	3%
N/M = Not meaningful

Associated Banc-Corp Consolidated Statements of Income (Unaudited) - Quarterly Trend
(In thousands, except per share data)			Seql Qtr					Comp Qtr
	3Q17	2Q17	$ Change	% Change	1Q17	4Q16	3Q16	$ Change	% Change
Interest income
Interest and fees on loans	$196,972	$184,246	$12,726	7%	$173,649	$169,473	$167,350	$29,622	18%
Interest and dividends on investment securities
Taxable	24,162	23,658	504	2%	23,475	22,418	22,948	1,214	5%
Tax-exempt	8,268	8,143	125	2%	8,129	8,184	8,141	127	2%
Other interest	2,492	1,553	939	60%	1,536	1,380	1,064	1,428	134%
Total interest income	231,894	217,600	14,294	7%	206,789	201,455	199,503	32,391	16%
Interest expense
Interest on deposits	27,778	21,180	6,598	31%	16,924	13,773	13,118	14,660	112%
Interest on Federal funds purchased and securities sold under agreements to repurchase	768	824	(56)	(7)%	515	314	326	442	136%
Interest on other short-term funding	1,039	1,827	(788)	(43)%	1,080	458	296	743	N/M
Interest on long-term funding	12,187	9,950	2,237	22%	7,996	6,875	7,229	4,958	69%
Total interest expense	41,772	33,781	7,991	24%	26,515	21,420	20,969	20,803	99%
Net Interest income	190,122	183,819	6,303	3%	180,274	180,035	178,534	11,588	6%
Provision for credit losses	5,000	12,000	(7,000)	(58)%	9,000	15,000	21,000	(16,000)	(76)%
Net interest income after provision for credit losses	185,122	171,819	13,303	8%	171,274	165,035	157,534	27,588	18%
Noninterest income
Trust service fees	12,785	12,346	439	4%	11,935	12,211	11,700	1,085	9%
Service charges on deposit accounts	16,268	16,030	238	1%	16,356	16,447	17,445	(1,177)	(7)%
Card-based and other nondeposit fees	12,619	13,764	(1,145)	(8)%	12,465	12,592	12,777	(158)	(1)%
Insurance commissions	19,815	20,853	(1,038)	(5)%	21,620	17,977	19,431	384	2%
Brokerage and annuity commissions	4,392	4,346	46	1%	4,333	4,188	4,155	237	6%
Mortgage banking, net	6,585	5,027	1,558	31%	4,579	11,559	18,291	(11,706)	(64)%
Capital market fees, net	4,610	4,042	568	14%	3,883	7,716	7,012	(2,402)	(34)%
Bank and corporate owned life insurance income	6,580	3,899	2,681	69%	2,615	3,338	3,290	3,290	100%
Asset gains (losses), net	(16)	(466)	450	(97)%	(234)	767	(1,034)	1,018	(98)%
Investment securities gains (losses), net	3	356	(353)	(99)%	—	3,115	(13)	16	(123)%
Other	2,254	2,213	41	2%	2,279	2,379	2,180	74	3%
Total noninterest income	85,895	82,410	3,485	4%	79,831	92,289	95,234	(9,339)	(10)%
Noninterest expense
Personnel expense	105,852	104,683	1,169	1%	104,419	107,491	103,819	2,033	2%
Occupancy	12,294	12,832	(538)	(4)%	15,219	13,690	15,362	(3,068)	(20)%
Equipment	5,232	5,234	(2)	—%	5,485	5,328	5,319	(87)	(2)%
Technology	15,233	15,473	(240)	(2)%	14,420	14,413	14,173	1,060	7%
Business development and advertising	7,764	7,152	612	9%	5,835	6,298	5,251	2,513	48%
Other intangible amortization	450	496	(46)	(9)%	513	525	525	(75)	(14)%
Loan expense	3,330	2,974	356	12%	2,620	3,443	3,535	(205)	(6)%
Legal and professional fees	6,248	5,711	537	9%	4,166	5,184	4,804	1,444	30%
Foreclosure / OREO expense, net	906	1,182	(276)	(23)%	1,505	677	960	(54)	(6)%
FDIC expense	7,800	8,000	(200)	(3)%	8,000	9,250	9,000	(1,200)	(13)%
Other	12,318	12,579	(261)	(2)%	11,509	12,616	12,566	(248)	(2)%
Total noninterest expense	177,427	176,316	1,111	1%	173,691	178,915	175,314	2,113	1%
Income before income taxes	93,590	77,913	15,677	20%	77,414	78,409	77,454	16,136	21%
Income tax expense	28,589	19,930	8,659	43%	21,144	23,576	23,638	4,951	21%
Net income	65,001	57,983	7,018	12%	56,270	54,833	53,816	11,185	21%
Preferred stock dividends	2,339	2,339	—	—%	2,330	2,348	2,188	151	7%
Net income available to common equity	$62,662	$55,644	$7,018	13%	$53,940	$52,485	$51,628	$11,034	21%
Earnings per common share
Basic	$0.41	$0.36	$0.05	14%	$0.36	$0.35	$0.34	$0.07	21%
Diluted	$0.41	$0.36	$0.05	14%	$0.35	$0.34	$0.34	$0.07	21%
Average common shares outstanding
Basic	150,565	151,573	(1,008)	(1)%	150,815	149,253	148,708	1,857	1%
Diluted	152,968	154,302	(1,334)	(1)%	153,869	151,563	149,973	2,995	2%
N/M = Not meaningful

Associated Banc-Corp Selected Quarterly Information
(In millions, except share and per share, full time equivalent employee and branch count data)	YTD Sep 2017	YTD Sep 2016	3Q17	2Q17	1Q17	4Q16	3Q16
Per common share data
Dividends	$0.36	$0.33	$0.12	$0.12	$0.12	$0.12	$0.11
Market value:
High	26.50	19.91	25.70	25.50	26.50	25.15	19.91
Low	21.25	15.48	21.25	23.25	23.40	19.05	16.49
Close	24.25	19.59	24.25	25.20	24.40	24.70	19.59
Book value	19.98	19.42	19.98	19.70	19.42	19.27	19.42
Tangible book value / share	$13.51	$12.89	$13.51	$13.29	$13.00	$12.78	$12.89
Performance ratios (annualized)
Return on average assets	0.82%	0.68%	0.86%	0.80%	0.79%	0.75%	0.74%
Effective tax rate	27.99%	30.47%	30.55%	25.58%	27.31%	30.07%	30.52%
Dividend payout ratio(1)	31.86%	35.87%	29.27%	33.33%	33.33%	34.29%	32.35%
Net interest margin	2.83%	2.80%	2.84%	2.83%	2.84%	2.80%	2.77%
Selected trend information
Average full time equivalent employees	4,368	4,422	4,384	4,352	4,370	4,439	4,477
Branch count			214	214	215	217	217
Trust assets under management, at market value			$9,243	$8,997	$8,716	$8,302	$8,179
Mortgage loans originated for sale during period	$466	$984	$246	$119	$101	$287	$466
Mortgage loan settlements during period	$552	$1,147	$188	$167	$197	$396	$655
Mortgage portfolio serviced for others			$7,653	$7,768	$7,909	$7,975	$8,011
Mortgage servicing rights, net / mortgage portfolio serviced for others			0.76%	0.76%	0.77%	0.77%	0.73%
Shares outstanding, end of period			152,316	153,848	153,734	152,121	151,243
Selected quarterly ratios
Loans / deposits			93.72%	96.14%	92.30%	91.62%	91.25%
Stockholders’ equity / assets			10.66%	10.72%	10.80%	10.61%	10.62%
Risk-based capital (2) (3)
Total risk-weighted assets			$21,663	$21,590	$21,129	$21,341	$21,265
Common equity Tier 1			$2,144	$2,130	$2,085	$2,033	$1,984
Common equity Tier 1 capital ratio			9.90%	9.87%	9.87%	9.52%	9.33%
Tier 1 capital ratio			10.64%	10.61%	10.62%	10.27%	10.08%
Total capital ratio			13.03%	13.01%	13.05%	12.68%	12.49%
Tier 1 leverage ratio			7.93%	8.09%	8.05%	7.83%	7.64%

(1)	Ratio is based upon basic earnings per common share.

(2)
The Federal Reserve establishes regulatory capital requirements, including well-capitalized standards for the Corporation. The regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions.

(3)	September 30, 2017 data is estimated.

Associated Banc-Corp Selected Asset Quality Information
(In thousands)	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Allowance for loan losses
Balance at beginning of period	$281,101	$282,672	(1)%	$278,335	$269,540	$267,780	5%
Provision for loan losses	6,000	11,000	(45)%	10,000	18,000	20,000	(70)%
Charge offs	(14,727)	(15,376)	(4)%	(11,854)	(11,609)	(28,964)	(49)%
Recoveries	4,177	2,805	49%	6,191	2,404	10,724	(61)%
Net charge offs	(10,550)	(12,571)	(16)%	(5,663)	(9,205)	(18,240)	(42)%
Balance at end of period	$276,551	$281,101	(2)%	$282,672	$278,335	$269,540	3%
Allowance for unfunded commitments
Balance at beginning of period	$25,400	$24,400	4%	$25,400	$28,400	$27,400	(7)%
Provision for unfunded commitments	(1,000)	1,000	(200)%	(1,000)	(3,000)	1,000	(200)%
Balance at end of period	$24,400	$25,400	(4)%	$24,400	$25,400	$28,400	(14)%
Allowance for credit losses	$300,951	$306,501	(2)%	$307,072	$303,735	$297,940	1%
Provision for credit losses	$5,000	$12,000	(58)%	$9,000	$15,000	$21,000	(76)%
	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Net charge offs
Commercial and industrial	$(9,442)	$(11,046)	(15)%	$(4,368)	$(6,566)	$(16,407)	(42)%
Commercial real estate—owner occupied	13	43	(70)%	19	(221)	(154)	(108)%
Commercial and business lending	(9,429)	(11,003)	(14)%	(4,349)	(6,787)	(16,561)	(43)%
Commercial real estate—investor	55	(126)	(144)%	(514)	5	(564)	(110)%
Real estate construction	(150)	(26)	477%	11	(86)	(22)	582%
Commercial real estate lending	(95)	(152)	(38)%	(503)	(81)	(586)	(84)%
Total commercial	(9,524)	(11,155)	(15)%	(4,852)	(6,868)	(17,147)	(44)%
Residential mortgage	(26)	(564)	(95)%	(128)	(1,048)	(540)	(95)%
Home equity	(87)	54	(261)%	173	(491)	125	(170)%
Other consumer	(913)	(906)	1%	(856)	(798)	(678)	35%
Total consumer	(1,026)	(1,416)	(28)%	(811)	(2,337)	(1,093)	(6)%
Total net charge offs	$(10,550)	$(12,571)	(16)%	$(5,663)	$(9,205)	$(18,240)	(42)%

(In basis points)	Sep 30, 2017	Jun 30, 2017		Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
Net charge offs to average loans (annualized)
Commercial and industrial	(58)	(69)		(28)	(40)	(98)
Commercial real estate—owner occupied	1	2		1	(10)	(7)
Commercial and business lending	(51)	(60)		(24)	(36)	(87)
Commercial real estate—investor	1	(2)		(6)	N/M	(6)
Real estate construction	(4)	(1)		N/M	(3)	(1)
Commercial real estate lending	(1)	(1)		(4)	(1)	(5)
Total commercial	(31)	(36)		(16)	(22)	(55)
Residential mortgage	N/M	(3)		(1)	(7)	(3)
Home equity	(4)	2		8	(21)	5
Other consumer	(97)	(98)		(90)	(80)	(67)
Total consumer	(5)	(7)		(4)	(12)	(6)
Total net charge offs	(20)	(25)		(11)	(18)	(36)

(In thousands)	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Credit Quality
Nonaccrual loans	$210,517	$231,888	(9)%	$259,991	$275,303	$289,911	(27)%
Other real estate owned (OREO)	8,483	7,782	9%	7,540	10,274	14,499	(41)%
Other nonperforming assets	7,418	7,418	—%	7,418	7,418	—	N/M
Total nonperforming assets	$226,418	$247,088	(8)%	$274,949	$292,995	$304,410	(26)%

Loans 90 or more days past due and still accruing	$1,611	$1,535	5%	$1,720	$1,613	$1,511	7%
Allowance for loan losses to loans	1.32%	1.35%		1.40%	1.39%	1.36%
Allowance for loan losses to nonaccrual loans	131.37%	121.22%		108.72%	101.10%	92.97%
Nonaccrual loans to total loans	1.01%	1.12%		1.29%	1.37%	1.46%
Nonperforming assets to total loans plus OREO	1.08%	1.19%		1.36%	1.46%	1.53%
Nonperforming assets to total assets	0.75%	0.83%		0.94%	1.01%	1.04%
Year-to-date net charge offs to average loans (annualized)	0.19%	0.18%		0.11%	0.33%	0.38%
N/M = Not meaningful

Associated Banc-Corp Selected Asset Quality Information (continued)
(In thousands)	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Nonaccrual loans
Commercial and industrial	$122,284	$141,475	(14)%	$164,891	$183,371	$205,902	(41)%
Commercial real estate—owner occupied	15,598	15,800	(1)%	17,925	9,544	6,995	123%
Commercial and business lending	137,882	157,275	(12)%	182,816	192,915	212,897	(35)%
Commercial real estate—investor	3,543	7,206	(51)%	8,273	18,051	8,028	(56)%
Real estate construction	1,540	1,717	(10)%	1,247	844	864	78%
Commercial real estate lending	5,083	8,923	(43)%	9,520	18,895	8,892	(43)%
Total commercial	142,965	166,198	(14)%	192,336	211,810	221,789	(36)%
Residential mortgage	54,654	51,975	5%	54,183	50,236	53,475	2%
Home equity	12,639	13,482	(6)%	13,212	13,001	14,347	(12)%
Other consumer	259	233	11%	260	256	300	(14)%
Total consumer	67,552	65,690	3%	67,655	63,493	68,122	(1)%
Total nonaccrual loans	$210,517	$231,888	(9)%	$259,991	$275,303	$289,911	(27)%

	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Restructured loans (accruing)
Commercial and industrial	$32,572	$31,540	3%	$30,852	$31,884	$30,248	8%
Commercial real estate—owner occupied	4,077	4,145	(2)%	5,532	5,490	7,445	(45)%
Commercial and business lending	36,649	35,685	3%	36,384	37,374	37,693	(3)%
Commercial real estate—investor	14,294	14,628	(2)%	14,563	15,289	15,352	(7)%
Real estate construction	316	321	(2)%	327	359	365	(13)%
Commercial real estate lending	14,610	14,949	(2)%	14,890	15,648	15,717	(7)%
Total commercial	51,259	50,634	1%	51,274	53,022	53,410	(4)%
Residential mortgage	16,859	17,624	(4)%	18,535	18,100	18,049	(7)%
Home equity	7,987	7,985	—%	8,209	7,756	7,685	4%
Other consumer	1,073	1,082	(1)%	1,041	979	926	16%
Total consumer	25,919	26,691	(3)%	27,785	26,835	26,660	(3)%
Total restructured loans (accruing)	$77,178	$77,325	—%	$79,059	$79,857	$80,070	(4)%
Restructured loans included in nonaccrual loans (not included with restructed loans (accruing))	$33,520	$51,715	(35)%	$78,902	$29,385	$31,758	6%
	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Accruing Loans 30-89 Days Past Due
Commercial and industrial	$1,378	$1,255	10%	$1,675	$1,413	$950	45%
Commercial real estate—owner occupied	1,522	1,284	19%	970	1,384	869	75%
Commercial and business lending	2,900	2,539	14%	2,645	2,797	1,819	59%
Commercial real estate—investor	1,109	899	23%	1,122	931	630	76%
Real estate construction	700	135	419%	431	369	402	74%
Commercial real estate lending	1,809	1,034	75%	1,553	1,300	1,032	75%
Total commercial	4,709	3,573	32%	4,198	4,097	2,851	65%
Residential mortgage	8,870	9,165	(3)%	7,243	8,142	6,697	32%
Home equity	7,191	5,924	21%	4,512	5,849	5,473	31%
Other consumer	1,686	1,746	(3)%	1,658	3,189	2,046	(18)%
Total consumer	17,747	16,835	5%	13,413	17,180	14,216	25%
Total accruing loans 30-89 days past due	$22,456	$20,408	10%	$17,611	$21,277	$17,067	32%

	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Potential Problem Loans
Commercial and industrial	$153,779	$142,607	8%	$218,930	$227,196	$351,290	(56)%
Commercial real estate—owner occupied	57,468	60,724	(5)%	58,994	64,524	47,387	21%
Commercial and business lending	211,247	203,331	4%	277,924	291,720	398,677	(47)%
Commercial real estate—investor	46,770	48,569	(4)%	49,217	51,228	36,765	27%
Real estate construction	118	8,901	(99)%	10,141	2,465	1,929	(94)%
Commercial real estate lending	46,888	57,470	(18)%	59,358	53,693	38,694	21%
Total commercial	258,135	260,801	(1)%	337,282	345,413	437,371	(41)%
Residential mortgage	650	1,576	(59)%	2,155	5,615	3,226	(80)%
Home equity	124	208	(40)%	220	114	78	59%
Total consumer	774	1,784	(57)%	2,375	5,729	3,304	(77)%
Total potential problem loans	$258,909	$262,585	(1)%	$339,657	$351,142	$440,675	(41)%
N/M = Not meaningful

Associated Banc-Corp Net Interest Income Analysis - Fully Tax-Equivalent Basis - Sequential and Comparable Quarter
	Three Months Ended
	September 30, 2017			June 30, 2017			September 30, 2016
(In thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Assets
Earning assets
Loans (1) (2) (3)
Commercial and business lending	$7,318,594	$71,169	3.86%	$7,321,523	$65,507	3.59%	$7,577,470	$61,184	3.21%
Commercial real estate lending	4,973,436	50,396	4.02%	4,964,257	47,562	3.84%	4,855,827	41,600	3.41%
Total commercial	12,292,030	121,565	3.93%	12,285,780	113,069	3.69%	12,433,297	102,784	3.29%
Residential mortgage	7,339,827	59,828	3.26%	6,957,865	56,097	3.23%	6,255,264	49,254	3.15%
Retail	1,267,280	16,541	5.21%	1,278,345	16,048	5.03%	1,364,215	16,246	4.76%
Total loans	20,899,137	197,934	3.77%	20,521,990	185,214	3.62%	20,052,776	168,284	3.35%
Investment securities
Taxable	4,846,653	24,162	1.97%	4,781,488	23,658	1.98%	4,859,750	22,948	1.89%
Tax-exempt (1)	1,177,962	12,650	4.30%	1,143,736	12,459	4.36%	1,119,873	12,456	4.45%
Other short-term investments	536,043	2,492	1.85%	297,341	1,553	2.09%	401,764	1,064	1.06%
Investments and other	6,560,658	39,304	2.40%	6,222,565	37,670	2.42%	6,381,387	36,468	2.29%
Total earning assets	27,459,795	$237,238	3.44%	26,744,555	$222,884	3.34%	26,434,163	$204,752	3.09%
Other assets, net	2,504,232			2,454,351			2,534,209
Total assets	$29,964,027			$29,198,906			$28,968,372
Liabilities and stockholders' equity
Interest-bearing liabilities
Interest-bearing deposits
Savings	$1,545,884	$282	0.06%	$1,541,129	$201	0.05%	$1,448,223	$198	0.05%
Interest-bearing demand	4,347,550	6,767	0.62%	4,272,620	5,506	0.52%	4,151,708	2,937	0.28%
Money market	9,367,907	15,357	0.65%	9,064,874	11,763	0.52%	9,088,943	6,956	0.30%
Time deposits	2,187,986	5,372	0.97%	1,752,255	3,710	0.85%	1,553,349	3,027	0.78%
Total interest-bearing deposits	17,449,327	27,778	0.63%	16,630,878	21,180	0.51%	16,242,223	13,118	0.32%
Federal funds purchased and securities sold under agreements to repurchase	398,200	768	0.76%	489,571	824	0.67%	655,825	326	0.20%
Other short-term funding	416,124	1,039	0.99%	842,305	1,827	0.87%	324,623	296	0.36%
Total short-term funding	814,324	1,807	0.88%	1,331,876	2,651	0.80%	980,448	622	0.25%
Long-term funding	3,239,687	12,187	1.50%	2,932,348	9,950	1.36%	3,256,099	7,229	0.89%
Total short and long-term funding	4,054,011	13,994	1.37%	4,264,224	12,601	1.18%	4,236,547	7,851	0.74%
Total interest-bearing liabilities	21,503,338	$41,772	0.77%	20,895,102	$33,781	0.65%	20,478,770	$20,969	0.41%
Noninterest-bearing demand deposits	4,992,118			4,892,271			5,161,802
Other liabilities	283,724			246,395			281,442
Stockholders’ equity	3,184,847			3,165,138			3,046,358
Total liabilities and stockholders’ equity	$29,964,027			$29,198,906			$28,968,372
Interest rate spread			2.67%			2.69%			2.68%
Net free funds			0.17%			0.14%			0.09%
Fully tax-equivalent net interest income and net interest margin		$195,466	2.84%		$189,103	2.83%		$183,783	2.77%
Fully tax-equivalent adjustment		5,344			5,284			5,249
Net interest income		$190,122			$183,819			$178,534

(1)
The yield on tax-exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Associated Banc-Corp Net Interest Income Analysis - Fully Tax-Equivalent Basis - Year Over Year
	Nine Months Ended September 30,
	2017			2016
(In thousands)	Average Balance	Interest Income /Expense	Average Yield / Rate	Average Balance	Interest Income /Expense	Average Yield / Rate
Assets
Earning assets
Loans (1) (2) (3)
Commercial and business lending	$7,280,302	$197,356	3.62%	$7,391,735	$177,563	3.21%
Commercial real estate lending	4,979,132	143,093	3.84%	4,660,538	120,758	3.46%
Total commercial	12,259,434	340,449	3.71%	12,052,273	298,321	3.31%
Residential mortgage	6,956,937	169,231	3.24%	6,102,383	145,384	3.18%
Retail	1,284,607	48,039	4.99%	1,386,416	49,231	4.74%
Total loans	20,500,978	557,719	3.63%	19,541,072	492,936	3.37%
Investment securities
Taxable	4,819,580	71,295	1.97%	4,953,410	72,734	1.96%
Tax-exempt (1)	1,153,382	37,546	4.34%	1,076,603	36,513	4.52%
Other short-term investments	378,052	5,581	1.97%	322,424	3,449	1.43%
Investments and other	6,351,014	114,422	2.40%	6,352,437	112,696	2.37%
Total earning assets	26,851,992	$672,141	3.34%	25,893,509	$605,632	3.12%
Other assets, net	2,466,764			2,478,574
Total assets	$29,318,756			$28,372,083
Liabilities and stockholders' equity
Interest-bearing liabilities
Interest-bearing deposits
Savings	$1,517,901	$671	0.05%	$1,420,398	$662	0.06%
Interest-bearing demand	4,290,862	16,483	0.51%	3,672,705	7,113	0.26%
Money market	9,201,369	36,507	0.53%	9,071,388	19,709	0.29%
Time deposits	1,853,295	12,221	0.88%	1,550,693	9,078	0.78%
Total interest-bearing deposits	16,863,427	65,882	0.52%	15,715,184	36,562	0.31%
Federal funds purchased and securities sold under agreements to repurchase	460,672	2,107	0.61%	629,976	1,000	0.21%
Other short-term funding	646,266	3,946	0.82%	769,049	1,656	0.29%
Total short-term funding	1,106,938	6,053	0.73%	1,399,025	2,656	0.25%
Long-term funding	2,979,712	30,133	1.35%	2,964,807	23,657	1.06%
Total short and long-term funding	4,086,650	36,186	1.18%	4,363,832	26,313	0.80%
Total interest-bearing liabilities	20,950,077	$102,068	0.65%	20,079,016	$62,875	0.42%
Noninterest-bearing demand deposits	4,950,252			5,043,231
Other liabilities	260,409			247,624
Stockholders’ equity	3,158,018			3,002,212
Total liabilities and stockholders’ equity	$29,318,756			$28,372,083
Interest rate spread			2.69%			2.70%
Net free funds			0.14%			0.10%
Fully tax-equivalent net interest income and net interest margin		$570,073	2.83%		$542,757	2.80%
Fully tax-equivalent adjustment		15,858			15,519
Net interest income		$554,215			$527,238

(1)
The yield on tax exempt loans and securities is computed on a fully tax-equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Associated Banc-Corp Loan and Deposit Composition
(In thousands)	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Period end loan composition
Commercial and industrial	$6,534,660	$6,571,000	(1)%	$6,300,646	$6,489,014	$6,721,557	(3)%
Commercial real estate—owner occupied	827,064	845,336	(2)%	878,391	897,724	892,678	(7)%
Commercial and business lending	7,361,724	7,416,336	(1)%	7,179,037	7,386,738	7,614,235	(3)%
Commercial real estate—investor	3,345,536	3,329,585	—%	3,415,355	3,574,732	3,530,370	(5)%
Real estate construction	1,552,135	1,651,805	(6)%	1,553,205	1,432,497	1,314,431	18%
Commercial real estate lending	4,897,671	4,981,390	(2)%	4,968,560	5,007,229	4,844,801	1%
Total commercial	12,259,395	12,397,726	(1)%	12,147,597	12,393,967	12,459,036	(2)%
Residential mortgage	7,408,471	7,115,457	4%	6,715,282	6,332,327	6,034,166	23%
Home equity	890,130	897,111	(1)%	911,969	934,443	951,594	(6)%
Other consumer	373,464	372,775	—%	372,835	393,979	399,209	(6)%
Total consumer	8,672,065	8,385,343	3%	8,000,086	7,660,749	7,384,969	17%
Total loans	$20,931,460	$20,783,069	1%	$20,147,683	$20,054,716	$19,844,005	5%

	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Period end deposit and customer funding composition
Noninterest-bearing demand	$5,177,734	$5,038,162	3%	$5,338,212	$5,392,208	$5,337,677	(3)%
Savings	1,544,037	1,552,820	(1)%	1,530,155	1,431,494	1,441,187	7%
Interest-bearing demand	4,990,891	3,858,739	29%	4,736,236	4,687,656	4,548,390	10%
Money market	8,299,512	9,228,129	(10)%	8,608,523	8,770,963	8,894,357	(7)%
Brokered CDs	3,554	131,184	(97)%	54,993	52,725	44,373	(92)%
Other time	2,317,723	1,809,146	28%	1,559,916	1,553,402	1,481,728	56%
Total deposits	22,333,451	21,618,180	3%	21,828,035	21,888,448	21,747,712	3%
Customer funding	255,975	262,318	(2)%	326,823	300,197	477,607	(46)%
Total deposits and customer funding	$22,589,426	$21,880,498	3%	$22,154,858	$22,188,645	$22,225,319	2%
Network transaction deposits (1)	$2,622,787	$3,220,956	(19)%	$3,417,380	$3,895,467	$3,730,513	(30)%
Net deposits and customer funding (Total deposits and customer funding, excluding Brokered CDs and network transaction deposits)	$19,963,085	$18,528,358	8%	$18,682,485	$18,240,453	$18,450,433	8%

	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Quarter average loan composition
Commercial and industrial	$6,487,378	$6,449,250	1%	$6,313,389	$6,514,974	$6,674,688	(3)%
Commercial real estate—owner occupied	831,216	872,273	(5)%	886,092	891,836	902,782	(8)%
Commercial and business lending	7,318,594	7,321,523	—%	7,199,481	7,406,810	7,577,470	(3)%
Commercial real estate—investor	3,346,669	3,359,817	—%	3,502,769	3,546,559	3,532,861	(5)%
Real estate construction	1,626,767	1,604,440	1%	1,497,225	1,368,084	1,322,966	23%
Commercial real estate lending	4,973,436	4,964,257	—%	4,999,994	4,914,643	4,855,827	2%
Total commercial	12,292,030	12,285,780	—%	12,199,475	12,321,453	12,433,297	(1)%
Residential mortgage	7,339,827	6,957,865	5%	6,564,600	6,317,769	6,255,264	17%
Home equity	894,596	906,208	(1)%	923,896	942,620	961,034	(7)%
Other consumer	372,684	372,137	—%	384,754	395,228	403,181	(8)%
Total consumer	8,607,107	8,236,210	5%	7,873,250	7,655,617	7,619,479	13%
Total loans	$20,899,137	$20,521,990	2%	$20,072,725	$19,977,070	$20,052,776	4%

	Sep 30, 2017	Jun 30, 2017	Seql Qtr % Change	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Comp Qtr % Change
Quarter average deposit composition
Noninterest-bearing demand	$4,992,118	$4,892,271	2%	$4,966,082	$5,294,078	$5,161,802	(3)%
Savings	1,545,884	1,541,129	—%	1,465,811	1,451,803	1,448,223	7%
Interest-bearing demand	4,347,550	4,272,620	2%	4,251,357	4,140,072	4,151,708	5%
Money market	9,367,907	9,064,874	3%	9,169,141	9,296,364	9,088,943	3%
Time deposits	2,187,986	1,752,255	25%	1,613,331	1,560,145	1,553,349	41%
Total deposits	$22,441,445	$21,523,149	4%	$21,465,722	$21,742,462	$21,404,025	5%

(1)	Included above in interest-bearing demand and money market.

Associated Banc-Corp Non-GAAP Financial Measures Reconciliation
(In millions)	YTD Sep 2017	YTD Sep 2016	3Q17	2Q17	1Q17	4Q16	3Q16
Tangible common equity reconciliation (1)
Common equity			$3,044	$3,032	$2,985	$2,931	$2,937
Goodwill and other intangible assets, net			(986)	(987)	(987)	(987)	(988)
Tangible common equity			$2,058	$2,045	$1,998	$1,944	$1,949
Tangible assets reconciliation (1)
Total assets			$30,065	$29,769	$29,110	$29,139	$29,153
Goodwill and other intangible assets, net			(986)	(987)	(987)	(987)	(988)
Tangible assets			$29,079	$28,782	$28,123	$28,152	$28,165
Average tangible common equity and average common equity tier 1 reconciliation (1)
Common equity	$2,998	$2,876	$3,025	$3,005	$2,963	$2,925	$2,911
Goodwill and other intangible assets, net	(987)	(989)	(986)	(987)	(987)	(988)	(988)
Tangible common equity	2,011	1,887	2,039	2,018	1,976	1,937	1,923
Less: Accumulated other comprehensive income / loss	51	1	49	50	54	28	(3)
Less: Deferred tax assets / deferred tax liabilities, net	32	33	32	32	32	33	33
Average common equity Tier 1	$2,094	$1,921	$2,120	$2,100	$2,062	$1,998	$1,953
Selected Trend Information (2)
Trust service fees			$13	$12	$12	$12	$12
Service charges on deposit accounts			16	16	16	16	18
Card-based and other nondeposit fees			13	14	13	13	13
Insurance commissions			20	21	22	18	19
Brokerage and annuity commissions			4	4	4	4	4
Fee-based revenue			66	67	67	63	66
Other			20	15	13	29	29
Total noninterest income			$86	$82	$80	$92	$95
Selected equity and performance ratios (1) (3)
Tangible common equity / tangible assets			7.08%	7.11%	7.10%	6.91%	6.92%
Return on average equity	7.59%	6.47%	8.10%	7.35%	7.31%	7.07%	7.03%
Return on average tangible common equity	11.45%	9.83%	12.20%	11.06%	11.07%	10.78%	10.68%
Return on average common equity Tier 1	11.00%	9.66%	11.73%	10.63%	10.61%	10.45%	10.52%
Efficiency ratio reconciliation (4)
Federal Reserve efficiency ratio	65.64%	67.51%	63.92%	66.69%	66.39%	65.35%	64.40%
Fully tax-equivalent adjustment	(1.27)%	(1.32)%	(1.21)%	(1.30)%	(1.30)%	(1.25)%	(1.21)%
Other intangible amortization	(0.18)%	(0.20)%	(0.16)%	(0.18)%	(0.20)%	(0.20)%	(0.19)%
Fully tax-equivalent efficiency ratio	64.19%	65.99%	62.55%	65.21%	64.89%	63.90%	63.00%

(1)
The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

(2)
These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. May not match the income statement due to rounding.

(3)
These capital measurements are used by management, regulators, investors, and analysts to assess, monitor and compare the quality and composition of our capital with the capital of other financial services companies.

(4)
The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.